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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 31, 2005

                          THE HARTCOURT COMPANIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)

              001-12671                             87-0400541
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       (Commission File Number)          (IRS Employer Identification No.)


         3F, 710 CHANGPING ROAD, SHANGHAI CHINA                200040
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        (Address of Principal Executive Offices)             (Zip Code)

                                (86 21) 52138810
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR


     On May 31, 2005, the Board of Directors of The Hartcourt Companies, Inc. (the "Company") approved a change in the Company's current fiscal year end from December 31 to a May 31. A Transition Report on Form 10-KSB will be filed for the five-month transition period beginning January 1, 2005 and ending May 31, 2005 in accordance with SEC filing requirements for such report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)        Exhibits

           99.1  Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE HARTCOURT COMPANIES, INC.
                                         (Registrant)

Date: June 3, 2005                       By: /s/ CARRIE HARTWICK
                                             -----------------------------------
                                             Carrie Hartwick
                                             President, Chief Executive Officer
                                             and Interim Chief Financial Officer